UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	May 22, 2012

State Investors Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Louisiana	001-35221	27-5301129
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1041 Veterans Boulevard, Metairie, Louisiana	70005
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(504) 832-9400

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item     5.07       Submission of Matters to a Vote of Security Holders

(a)           An Annual Meeting of Shareholders (the “Annual Meeting”) of State Investors Bancorp, Inc. (“State Investors Bancorp”) was held on May 22, 2012.

(b)           There were 2,909,500 shares of common stock of State Investors Bancorp eligible to be voted at the Annual Meeting and 2,329,537 shares represented in person or by proxy at the Annual Meeting, which constituted a quorum to conduct business at the meeting.

The items voted upon at the Annual Meeting and the vote for each proposal were as follows:

1.           Election of directors for a three year term:

NAME	FOR	WITHHELD	BROKER NON- VOTES
Joseph J. Lepow	1,613,098	49,562	666,877
Daniel McGowan	1,651,196	11,464	666,877

2.	To ratify the appointment of Hannis T. Bourgeois, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2012.

FOR	AGAINST	ABSTAIN

2,318,419	11,118	0

Each of the nominees was elected as director and the proposal to appoint State Investors Bancorp’s independent registered public accounting firm was adopted by the shareholders of State Investors Bancorp at the Annual Meeting.

(c)        Not applicable

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

STATE INVESTORS BANCORP, INC.

Date: May 22, 2012	By:	/s/Anthony S. Sciortino
Anthony S. Sciortino
President and Chief Executive Officer

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